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                      Consent of Independent Accountants



            We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration
            Statements on Form S-8 (Nos. 33-17765-02 and 33-20387) and
            Form S-3 (Nos. 33-50708, 33-50710 and 33-51311) of our report dated
            April 22, 1994 appearing on page 3 of Shawmut National Corporation's Annual Report on Form 11-K for the year ended December 31, 1993.


            (Price Waterhouse)
            Hartford, Connecticut
            April 28, 1994

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